Exhibit 10.12

ASI HOLDINGS, LTD.

July 30,2010

AuraSound Inc.
11839 East Smith Avenue
Santa Fe Springs, California 90670

          Re: Lock-Up Agreement

Ladies and Gentlemen:

          Reference is made to that certain Asset Purchase Agreement, dated as of July 10, 2010 (the “Agreement”), by and among AuraSound, Inc., a Nevada corporation (“AuraSound”), ASI Holdings, Ltd., a Hong Kong corporation (“ASI”), and ASI's wholly-owned subsidiary, ASI Audio Technologies, LLC, an Arizona limited liability company (“ASI Arizona”), pursuant to which AuraSound is acquiring certain assets and liabilities of ASI and ASI Arizona. Pursuant to the Agreement, AuraSound will issue 5,988,005 shares of its common stock (the “Lock-Up Shares”) to ASI's shareholders as follows: 5,389,204 shares to Sunny World Associates Limited, a British Virgin Islands corporation (“Sunny World”), and 598,801 shares to Faithful Aim Limited (“Faithful Aim”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

          As an inducement to AuraSound to enter into the Agreement, each of Sunny World and Faithful Aim hereby agrees that (i) from the date hereof and continuing until the six (6) month anniversary of the Closing Date (the “Initial Lock-Up Period”), with respect to all of the Lock-Up Shares, (ii) from the six (6) month anniversary of the Closing Date until the one (1) year anniversary of the Closing Date (the “Second Lock-Up Period”), with respect to 4,041,904 of the Lock-Up Shares held by Sunny World and 449,100 of the Lock-Up Shares held by Faithful Aim, and (iii) from the one (1) year anniversary of the Closing Date until the two (2) year anniversary of the Closing Date, or such longer period as may be required pursuant to Section 6.5(b) of the Agreement (the “Third Lock-Up Period”), with respect to 2,694,603 of the Lock-Up Shares held by Sunny World and 299,400 of the Lock-Up Shares held by Faithful Aim, Sunny World and Faithful Aim will not (A) offer, sell, contract to sell, pledge, hypothecate, transfer or otherwise dispose of, directly or indirectly, the applicable Lock-Up Shares, (B) enter into any agreement or transaction that would have the effect of any of the foregoing, (C) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the applicable Lock-Up Shares, whether any such aforementioned transaction is to be settled by delivery of the applicable Lock-Up Shares, in cash or otherwise, or (D) publicly disclose the intention to make any such offer, sale, pledge or disposition, without, in each case, the approval of at least a majority of the disinterested members of the board of directors of AuraSound.

          In furtherance of the foregoing, during the Initial Lock-Up Period, Second Lock-Up Period and Third Lock-Up Period, AuraSound shall, and shall cause its transfer agent and registrar to, decline to make any transfer of the applicable Lock-Up Shares if such transfer would constitute a violation or breach of this letter agreement. AuraSound shall in no event cause the transfer agent to decline to transfer and/or note stop transfer restrictions with respect to any Lock-Up Shares with respect to any sales or transfers permitted by this letter agreement.

          Notwithstanding the foregoing, nothing contained herein shall restrict a holder of the Lock-Up Shares from transferring any of such Lock-Up Shares (i) (A) to   any of its affiliates or (B) for estate planning purposes; provided, however, it shall be a condition to any such transfer that each transferee execute an agreement stating that the transferee is receiving and holding the applicable Lock-Up Shares subject to the provisions of this letter agreement, and there shall be no further transfer of such Lock-Up Shares except in accordance with this letter agreement, or (ii) pursuant to a secondary public offering pursuant to a resale registration statement approved by a majority of the disinterested members of the board of directors of AuraSound.

          This letter agreement shall be binding on Sunny World, Faithful Aim and their respective successors and assigns. This letter agreement shall be governed by the laws of the State of California, USA and venue for any legal action hereunder shall be in the state or federal courts located in the City of Los Angeles, California. AuraSound shall be entitled to seek injunctive relief to enforce its rights hereunder, in addition to any other remedies available at law or in equity.

[Signature Page Follows]

          Intending to be legally bound, the undersigned have caused this letter agreement to be duly executed and delivered to AuraSound as of the date first written above.

SUNNY WORLD ASSOCIATES LIMITED

FAITHFUL AIM LIMITED

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

AuraSound, Inc.

By:
Name: Arthur Liu
Title: Chief Executive Officer

[SIGNATURE PAGE TO LOCK-UP AGREEMENT]

          Intending to be legally bound, the undersigned have caused this letter agreement to be duly executed and delivered to AuraSound as of the date first written above.

SUNNY WORLD ASSOCIATES LIMITED

By:
Name: Harald Armin Weisshaupt
Title:

FAITHFUL AIM LIMITED

ACKNOWLEDGED AND AGREED:

AuraSound, Inc.

By:
Name: Arthur Liu
Title: Chief Executive Officer

[SIGNATURE PAGE TO LOCK-UP AGREEMENT]

          Intending to be legally bound, the undersigned have caused this letter agreement to be duly executed and delivered to AuraSound as of the date first written above.

SUNNY WORLD ASSOCIATES LIMITED

By:
Name: Harald Armin Weisshaupt
Title:

FAITHFUL AIM LIMITED

By:
Name:
Title:

[SIGNATURE PAGE TO LOCK-UP AGREEMENT]